CONFIRMATION

TO:
Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2007-FRE1 with respect to the Carrington Mortgage Loan Trust, Series 2007-FRE1 Asset-Backed Pass-Through Certificates

9062 Old Annapolis Road
Columbia, Maryland 21045

Attention:	Client Manager-Carrington Mortgage Loan Trust, 2007-FRE1
Telephone:	(410) 884-2000
Facsimile:	(410) 715-2380

FROM:	Swiss Re Financial Products Corporation
55 East 52nd Street
New York, New York 10055
Attention:	Head of Operations
Telephone:	(212) 407-7322
Facsimile.	(917) 322-7201

CC:
Attention:	Head of Legal
Facsimile:	(212) 317-5474

DATE:	April 5, 2007

Transaction Reference Number: 1365683 - Class A Certificates

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2007-FRE1 with respect to the Carrington Mortgage Loan Trust, Series 2007-FRE1 Asset-Backed Pass-Through Certificates, and Swiss Re Financial Products Corporation, a corporation organized under the laws of the State of Delaware (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, “Party A” means Swiss Re Financial Products Corporation, and “Party B” means Carrington Mortgage Loan Trust, Series 2007-FRE1, by Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2007-FRE1 with respect to the Carrington Mortgage Loan Trust, Series 2007-FRE1 Asset-Backed Pass-Through Certificates.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of April 1, 2007 (the “Pooling and Servicing Agreement”), among Stanwich Asset Acceptance Company, L.L.C., as Depositor, EMC Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee (the “Trustee”).

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to that 1992 ISDA Master Agreement (the “Master Agreement”) dated as of April 5, 2007, between the parties. In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	As set forth in Schedule A attached hereto
Trade Date:	March 20, 2007
Effective Date:	April 5, 2007
Termination Date:	May 25, 2011, subject to adjustment in accordance with the Following Business Day Convention with respect to Floating Amounts and subject to No Adjustment with respect to Fixed Amounts.
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Payment Dates:	The business day prior to the 25th of each month subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Period End Dates:	The 25th of each month, commencing on May 25, 2007 and ending on the Termination Date, with No Adjustment.
Fixed Rate:	4.970%
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Payment Dates:	The business day prior to the 25th of each month subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Period End Dates:	The 25th of each month, commencing on May 25, 2007 in accordance with the Following Business Day Convention.
Floating Rate for initial Calculation Period:	To be determined
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Date:	First day of each Calculation Period
Compounding:	Inapplicable
Floating Rate Payer Upfront Payment:	$142,000. Party B shall pay the Floating Rate Payer Upfront Payment on or prior to April 5, 2007, subject to adjustment in accordance with the Following Business Day Convention.
Business Days:	New York

Calculation Agent:	Party A; provided, however, if an Event of Default has occurred with respect to Party A, a Reference Market-maker, as designated by Party B, shall be the Calculation Agent.

3. Account Details.

Account for payments to Party A:

PAYMENT INSTRUCTION:	JP Morgan Chase Bank
ABA#: 021-000-021
Swift: CHASUS33
For the Account of Swiss Re Financial Products
ACCT #: 066-911184

Account for payments to Party B:

PAYMENT INSTRUCTION:	Wells Fargo Bank, National Association
ABA#: 121-000-248
ACCT #: 3970771416
ACCT NAME: Corporate Trust Clearing
For further credit to ACCT #: 50978601
REF: Client Manager - Carrington Mortgage Loan Trust 2007-FRE1

4. Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By:    /s/ David Starr
 ___________________________
 Name: David Starr
 Title: Director

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2007-FRE1 with respect to the Carrington Mortgage Loan Trust, Series 2007-FRE1 Asset-Backed Pass-Through Certificates

By:    /s/ Darron C. Woodus
 ___________________________
 Name: Darron C. Woodus
 Title: Assistant Vice President

SCHEDULE A to the Confirmation dated as of April 5, 2007,

Re: Reference Number 1365683

Amortization Schedule. Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however, Fixed Rate Payer Period End Dates will use No Adjustment.

From and including	To but excluding	Notional Amount (USD)
April 5, 2007	May 25, 2007	969,907,000.00
May 25, 2007	June 25, 2007	954,580,763.95
June 25, 2007	July 25, 2007	936,187,536.34
July 25, 2007	August 25, 2007	914,768,871.65
August 25, 2007	September 25, 2007	890,393,596.42
September 25, 2007	October 25, 2007	863,158,266.69
October 25, 2007	November 25, 2007	833,187,525.75
November 25, 2007	December 25, 2007	800,634,196.28
December 25, 2007	January 25, 2008	765,692,485.81
January 25, 2008	February 25, 2008	732,092,097.17
February 25, 2008	March 25, 2008	699,866,221.68
March 25, 2008	April 25, 2008	668,958,134.91
April 25, 2008	May 25, 2008	639,313,469.52
May 25, 2008	June 25, 2008	610,880,116.81
June 25, 2008	July 25, 2008	583,608,132.35
July 25, 2008	August 25, 2008	557,449,645.67
August 25, 2008	September 25, 2008	532,358,773.61
September 25, 2008	October 25, 2008	508,291,537.40
October 25, 2008	November 25, 2008	485,043,437.60
November 25, 2008	December 25, 2008	438,516,950.35
December 25, 2008	January 25, 2009	396,995,117.78
January 25, 2009	February 25, 2009	359,982,534.32
February 25, 2009	March 25, 2009	326,909,624.38
March 25, 2009	April 25, 2009	297,371,232.39
April 25, 2009	May 25, 2009	281,655,072.18
May 25, 2009	June 25, 2009	266,692,888.93
June 25, 2009	July 25, 2009	252,400,493.77
July 25, 2009	August 25, 2009	238,753,082.20
August 25, 2009	September 25, 2009	225,714,475.28
September 25, 2009	October 25, 2009	213,256,668.79
October 25, 2009	November 25, 2009	213,256,668.79
November 25, 2009	December 25, 2009	213,256,668.79
December 25, 2009	January 25, 2010	200,717,553.09
January 25, 2010	February 25, 2010	186,868,649.19
February 25, 2010	March 25, 2010	174,310,554.26
March 25, 2010	April 25, 2010	162,898,349.95
April 25, 2010	May 25, 2010	155,521,301.37
May 25, 2010	June 25, 2010	148,584,448.15
June 25, 2010	July 25, 2010	141,972,230.13

July 25, 2010	August 25, 2010	135,671,232.14
August 25, 2010	September 25, 2010	129,663,969.98
September 25, 2010	October 25, 2010	123,936,165.76
October 25, 2010	November 25, 2010	118,474,315.84
November 25, 2010	December 25, 2010	113,265,586.77
December 25, 2010	January 25, 2011	108,297,781.40
January 25, 2011	February 25, 2011	103,559,316.25
February 25, 2011	March 25, 2011	99,039,161.70
March 25, 2011	April 25, 2011	94,726,843.37
April 25, 2011	May 25, 2011	90,612,404.25